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                                                                   EXHIBIT 10.22


                                CELEBRITY, INC.

                   AMENDED AND RESTATED STOCK OPTION PLAN(1)

                                    ARTICLE 1

                                    THE PLAN

         1.1 NAME. This plan will be known as the "Celebrity, Inc. Amended and Restated Stock Option Plan."

         1.2 PURPOSE. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant to its Employees, Nonemployee Directors and advisors Options to purchase Common Stock of the Company. The Plan is designed to help the Company and its subsidiaries and affiliates attract and retain superior personnel for positions of substantial responsibility and to provide Employees, Nonemployee Directors and advisors with an additional incentive to contribute to the success of the Company. The Company intends that Incentive Stock Options granted pursuant to
Article 3 will qualify as "incentive stock options" within the meaning of
Section 422 of the Code. Any Option granted pursuant to Article 4 will be clearly and specifically designated as not being an incentive stock option as defined in Section 422 of the Code.

         1.3 EFFECTIVE DATE. The Plan became effective upon the Effective Date.

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(1)      This Amended and Restated Stock Option Plan reflects (i) the effects of the increase in the number of shares available under the Plan approved by the shareholders at the annual meeting held November 16, 1998, (ii) the effects of the 4-for-1 reverse stock split approved by the shareholders at the special meeting held February 26, 1999 and (ii) certain amendments adopted by the Committee at a meeting held July 27, 1999.




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         1.4 ELIGIBILITY TO PARTICIPATE. Any Employee, Nonemployee Director or
advisor is eligible to participate in the Plan; provided that Incentive Stock Options may be granted only to persons who are Employees. The Committee may grant Options in accordance with such determinations as the Committee from time to time in its sole discretion may make. Nonemployee Directors will receive Options as provided in Section 4.5.

         1.5 SHARES SUBJECT TO THE PLAN. The Plan Shares subject to the Plan will be shares of Common Stock.

         1.6 MAXIMUM NUMBER OF PLAN SHARES. Subject to adjustment pursuant to the provisions of Section 5.2, and subject to any additional restrictions elsewhere in the Plan, the number of Plan Shares that may be issued and sold hereunder will not exceed 250,000. Plan Shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company.

         1.7 OPTIONS GRANTED UNDER PLAN. Plan Shares with respect to which an Option has been exercised will not again be available for grant hereunder. If Options terminate for any reason without being wholly exercised, new Options may be granted hereunder covering the number of Plan Shares to which such Option termination relates.

         1.8 CONDITIONS PRECEDENT. The Company will not issue or deliver any Option Agreement or any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

              (a) The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

              (b) The completion of any registration or other qualification of the sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities

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         and Exchange Commission or any other governmental regulatory body that the Committee in its sole discretion deems necessary or advisable; and

              (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Committee in its sole discretion determines to be necessary or advisable.

         1.9 RESERVATION OF SHARES OF COMMON STOCK. During the term of the Plan, the Company will at all times reserve and keep available such number of shares of Common Stock as may be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, use its best efforts to obtain from any regulatory agency having jurisdiction any requisite authority necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance of any Plan Shares will relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority has not been obtained.

         1.10 TAX WITHHOLDING.

              (a) Condition Precedent. The issuance, delivery or exercise of any Options under the Plan is subject to the condition that if at any time the Committee determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, the issuance, delivery or exercise of the Options, then the issuance, delivery or exercise of the Options will not be effective unless the withholding has been effected or obtained in a manner acceptable to the Committee.


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              (b) Manner of Satisfying Withholding Obligation. When an Optionee
         is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of an Option, the Optionee may satisfy the withholding obligation, in whole or in part, by electing to (x) have the Company withhold a portion of the Plan Shares acquired upon the exercise of the Option and having a Fair Market Value on the date the amount of tax to be withheld is to be determined (the "Tax Date") equal to the amount required to be withheld or (y) deliver to the Company shares of Common Stock already owned by the Optionee and having a Fair Market Value on the Tax Date equal to the amount required to be withheld.

              (c) Notice of Disposition of Stock Acquired Pursuant to Incentive Stock Options. The Company may require as a condition to the issuance of Plan Shares covered by any Incentive Stock Option that the party exercising such Option give a written representation to the Company, which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he will report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state or local withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company will have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Plan Shares covered by an Incentive Stock Option that the party exercising such Option give a satisfactory written representation promising to make such a remittance.


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         1.11 EXERCISE OF OPTIONS.

              (a) Method of Exercise. Each Option will be exercisable in accordance with the terms of the Option Agreement pursuant to which the Option was granted. No Option may be exercised for a fraction of a Plan Share.

              (b) Payment of Purchase Price. The purchase price of any Plan Shares purchased will be paid at the time of exercise of the Option either (i) in cash, (ii) by certified or cashier's check, (iii) by shares of Common Stock, if permitted by the Committee, (iv) by cash or certified or cashier's check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note will contain such terms and provisions as the Committee may approve, including without limitation the right to repay the note partially or wholly with Common Stock or (v) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Plan Shares purchased upon exercise of the Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares will be valued at the then Fair Market Value.

         1.12 ACCELERATION OF RIGHT OF EXERCISE OF OPTIONS. Notwithstanding the provisions of any Option Agreement regarding the time for exercise of an Option, the following provisions will apply:

              (a) Mergers and Reorganizations. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets of the Company by means of a sale, merger or other reorganization, liquidation or otherwise in a transaction in which the Company is not the surviving corporation, any Option will become immediately exercisable


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         with respect to the full number of shares subject to that Option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets of the Company and ending when the disposition of assets contemplated by that agreement is consummated or the Option is otherwise terminated in accordance with its provisions or the provisions of the Article pursuant to which it was granted, whichever occurs first; provided that no Option will be immediately exercisable under this Section on account of any agreement of merger or other reorganization when the shareholders of the Company immediately before the consummation of the transaction will own at least fifty percent of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the consummation of the transaction. The Option will not become immediately exercisable if the transaction contemplated in the agreement is a merger or reorganization in which the Company will survive.

              (b) Change in Control. In the event of a change in control or threatened change in control of the Company, all Options granted prior to the change in control or threatened change in control will become immediately exercisable. The term "change in control" for purposes of this Section refers to the acquisition of ten percent or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d)(3) of the Exchange Act (other than an acquisition by a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-1(b)(1) promulgated under the Exchange Act); provided that no change in control or threatened change in control will be deemed to have occurred if prior to the acquisition of, or offer to acquire, ten percent or more of the voting securities of the Company, the full Board has adopted by not less than two-thirds vote a resolution specifically approving such acquisition or offer. The term "person"


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         for purposes of this Section refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. Whether a change in control is threatened will be determined solely by the Committee.

         1.13 WRITTEN NOTICE REQUIRED. Any Option will be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised has been received by the Company in accordance with Section 1.11.

         1.14 COMPLIANCE WITH SECURITIES LAWS. Plan Shares will not be issued with respect to any Option unless the exercise of the Option and the issuance and delivery of the Plan Shares complies with all relevant provisions of federal and state law, including without limitation the Securities Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Plan Shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require an Optionee to furnish evidence satisfactory to the Company, including without limitation a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any federal or state law, rule or regulation. Further, each Optionee will consent to the imposition of a legend on the certificate representing the Plan Shares issued upon the exercise of the Option restricting their transferability as required by law or by this Section.

         1.15 EMPLOYMENT OF OPTIONEE; EXPIRATION OF OPTIONS UPON TERMINATION OF EMPLOYMENT. Nothing in the Plan or in any Option granted hereunder will confer upon any


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Optionee any right to continued employment by the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any subsidiary or affiliate at any time to terminate or alter the terms of that employment. The provisions of Sections 1.16, 1.18 and 1.19 relating to the timing of expiration of Options upon termination of an Optionee's employment will apply only to Optionees who are Employees. Unless otherwise specifically provided herein, upon termination of an Optionee's employment or association with the Company, the Optionee's Options will remain exercisable in accordance with the terms of his Option Agreement.

         1.16 OPTION UPON TERMINATION OF EMPLOYMENT. If an Optionee ceases to be employed by the Company or any of its subsidiaries or affiliates for any reason other than for cause, retirement, disability or death, his Option may be exercised (to the extent exercisable on the date of termination of employment) at any time within three months after the date of termination of employment, unless either the Option Agreement or the Article pursuant to which it was issued otherwise provides for earlier termination. If an Optionee ceases to be employed by the Company or any of its subsidiaries or affiliates because the Optionee has retired under a qualified retirement plan of the Company, as determined by the Committee, his Option will be exercisable (to the extent exercisable on the effective date of such retirement) at any time within 12 months (three months in the case of Incentive Stock Options) after the effective date of such retirement unless by its terms the Option expires sooner.

         1.17 TERMINATION OF EMPLOYMENT OR ASSOCIATION FOR CAUSE; DISCOVERY OF PREVIOUS WRONGDOING. If an Optionee ceases to be employed by the Company or any of its subsidiaries or affiliates because the Optionee is terminated for cause, the Optionee's Option will automatically expire. If a Director of the Company is removed for cause or a consultant or other Optionee who is not an employee of the Company has his relationship with the Company terminated for cause, any


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Option held by that Optionee will automatically expire. For purposes of this
Section, "cause" will mean an act or acts involving a felony, fraud, willful misconduct, the commission of any act that causes or reasonably may be expected to cause substantial injury to the Company or other good cause. The term "other good cause" as used in this Section will include, but will not be limited to, habitual impertinence, a pattern of conduct that tends to hold the Company up to ridicule in the community, conduct disloyal to the Company, conviction of any crime of moral turpitude and substantial dependence, as judged by the Committee, on alcohol or any controlled substance. "Controlled substance" means a drug, immediate precursor or other substance listed in Schedules I-V or Penalty Groups 1-4 of the Texas Controlled Substances Act, as amended, or a drug, immediate precursor or other substance listed in Schedules I-V of the Federal Comprehensive Drug Abuse Prevention and Control Act of 1970, as amended. If any facts that would constitute cause for termination or removal of an Optionee are discovered after the Optionee's relationship with the Company has ended, any Options then held by the Optionee may be immediately terminated by the Committee. Notwithstanding the foregoing, if an Optionee is an Employee employed pursuant to a written employment agreement or is a consultant retained pursuant to a written agreement, the Optionee's relationship with the Company will be deemed terminated for "cause" for purposes of the Plan only if the Optionee is considered under the circumstances to have been terminated for cause for purposes of such written agreement.

         1.18 OPTION UPON DISABILITY OF OPTIONEE. If an Optionee becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by the Company or any of its subsidiaries or affiliates, and the Optionee's employment shall consequently terminate, his Option will become fully exercisable and will expire 12 months after the date of such termination, unless either the


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Option Agreement or the Article under which it was issued otherwise provides for earlier termination.

        1.19 OPTION UPON DEATH OF OPTIONEE. Except as otherwise limited by the Committee at the time of the grant of an Option, if an Optionee dies while employed by the Company or any of its subsidiaries or affiliates, or within three months after ceasing to be an Employee, his Option will become fully exercisable and will expire 12 months after the date of death, unless by its terms it expires sooner.

         1.20 TRANSFERABILITY OF OPTIONS. Unless the Committee otherwise provides in any Option Agreement, Nonqualified Stock Options granted hereunder to Optionees who are not Reporting Optionees may be transferred to members of the Optionee's immediate family, trusts for the benefit of such immediate family members and partnerships in which such immediate family members are the only partners, provided that there cannot be any consideration for the transfer. Incentive Stock Options may not be transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's legally authorized representative, and each Option Agreement will so provide. The designation by an Optionee of a beneficiary will not constitute a transfer of the Option.

         1.21 INFORMATION TO OPTIONEES. The Company will furnish to each Optionee copies of annual reports, proxy statements and all other reports sent to the Company's shareholders. Upon written request, the Company will furnish to each Optionee a copy of its most recent Annual Report on Form 10-K and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.


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                                    ARTICLE 2

                                 ADMINISTRATION


         2.1 COMMITTEE. The Plan will be administered by a Committee of not fewer than two members, who will be Nonemployee Directors. Subject to the provisions of the Plan, the Committee will have the sole discretion and authority to determine the Employees and advisors to whom and the time or times at which Options may be granted and the number of Plan Shares subject to each Option.

         2.2 APPOINTMENT OF COMMITTEE. The Committee will be appointed by the Board and will consist solely of Nonemployee Directors; provided that the Board may remove any Committee member, with or without cause.

         2.3 MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. A majority of the members of the Committee will constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee will constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

         2.4 COMPANY ASSISTANCE. The Company will supply full and timely information to the Committee on all matters relating to Employees, their employment, retirement, disability, death or other termination of employment, and such other pertinent facts as the Committee may require. The Company will furnish the Committee with such clerical and other assistance as is necessary to the performance of its duties.


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                                    ARTICLE 3

                             INCENTIVE STOCK OPTIONS

         3.1 OPTION TERMS AND CONDITIONS. The terms and conditions of Options granted under this Article may differ from one another as the Committee may, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.

         3.2 DURATION OF OPTIONS. Each Option granted under this Article will expire on the date determined by the Committee, but in no event will any Option granted under this Article expire earlier than one year or later than ten years after the date on which the Option is granted. In addition, each Option will be subject to early termination as provided elsewhere in the Plan.

         3.3 PURCHASE PRICE. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article will not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

         3.4 MAXIMUM AMOUNT OF OPTIONS FIRST EXERCISABLE IN ANY CALENDAR YEAR. The maximum aggregate Fair Market Value of Plan Shares (determined at the time the Option is granted) with respect to which Options issued under this Article are exercisable for the first time by any Employee during any calendar year under all incentive stock option plans of the Company and its subsidiaries and affiliates will not exceed $100,000. Any Option granted under the Plan and first exercisable in excess of the foregoing limitations will be considered granted under Article 4 and will be clearly and specifically designated as not being an Incentive Stock Option.

         3.5 REQUIREMENTS AS TO CERTAIN OPTIONS. In the event of the grant of any Option to an individual who, at the time the Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries or affiliates within the meaning of Section 422 of the Code, the purchase price for the


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Plan Shares subject to that Option must be at least 110% of the Fair Market
Value of those Plan Shares at the time the Option is granted, and the Option must not be exercisable after the expiration of five years from the date of its grant.

         3.6 INDIVIDUAL OPTION AGREEMENTS. Each Employee receiving Options under this Article will be required to enter into a written Option Agreement with the Company as a precondition to receiving an Option under this Article. In such Option Agreement, the Employee will agree to be bound by the terms and conditions of the Plan and such other matters as the Committee deems appropriate.

                                    ARTICLE 4

                           NONQUALIFIED STOCK OPTIONS

         4.1 OPTION TERMS AND CONDITIONS. Subject to Section 4.5, the terms and conditions of Options granted under this Article may differ from one another as the Committee may, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.

         4.2 DURATION OF OPTIONS. Subject to Section 4.5, each Option granted under this Article and all rights thereunder will expire on the date determined by the Committee, but in no event will any Option granted under this Article expire later than ten years after the date on which the Option is granted. In addition, each Option will be subject to early termination as provided elsewhere in the Plan.

         4.3 PURCHASE PRICE. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article will not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.


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         4.4 INDIVIDUAL OPTION AGREEMENTS. Each Employee receiving Options under this Article will be required to enter into a written Option Agreement with the Company as a precondition to receiving an Option under this Article. In such Option Agreement, the Employee will agree to be bound by the terms and conditions of the Plan and such other matters as the Committee deems appropriate.

         4.5 OPTION GRANTS TO NONEMPLOYEE DIRECTORS. Immediately and automatically upon initial election to the Board of Directors, each Nonemployee Director will receive a Nonqualified Stock Option to purchase 1,250 shares of Common Stock. In addition, each Nonemployee Director will receive a Nonqualified Stock Option to purchase 500 shares of Common Stock on the date of each annual meeting of shareholders of the Company subsequent to his initial election as a director. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option received by Nonemployee Directors will be the Fair Market Value of the Plan Shares on the date of grant. Each such Option will be fully exercisable on the date of grant of such Option. Each such Option will expire on the day prior to the tenth anniversary of the date of grant of such Option.

                                    ARTICLE 5

                      TERMINATION, AMENDMENT AND ADJUSTMENT

         5.1 TERMINATION AND AMENDMENT. The Plan will terminate on August
30, 2002. No Options will be granted under the Plan after that date of termination. Subject to the limitations contained in this Section, the Board or the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements to be used in connection herewith; provided that, without shareholder approval, no amendment or revision may (i) increase the maximum aggregate number of Plan Shares, except as permitted under Section 5.2, (ii) change


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the minimum purchase price for shares under Article 3 or Article 4, (iii)
increase the maximum term established under the Plan for any Option or (iv) permit the granting of an Option to anyone other than as provided in the Plan; and provided further that, without shareholder approval, no amendment to the Plan will be effective that increases the number of securities that may be issued under the Plan or changes the class of employees who are eligible to receive incentive stock options unless in the opinion of counsel for the Company such shareholder approval is not required. No amendment, suspension or termination of the Plan may, without the consent of the Optionee who has received an Option hereunder, alter or impair any of that Optionee's rights or obligations under any Option granted under the Plan prior to that amendment, suspension or termination.

         5.2 ADJUSTMENT. If the outstanding Common Stock is increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment will be made in the maximum number and kind of Plan Shares as to which Options may be granted under the Plan. A corresponding adjustment will be made in the number or kind of shares allocated to and purchasable under unexercised Options or portions thereof granted prior to any such change. Any such adjustment in outstanding Options will be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share purchasable under the Option. The foregoing adjustments and the manner of application of the foregoing provisions will be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.


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                                    ARTICLE 6

                                  MISCELLANEOUS


         6.1 OTHER COMPENSATION PLANS. The adoption of the Plan will not affect any other stock option or incentive or other compensation plans in effect for the Company or any of its subsidiaries or affiliates, nor will the Plan preclude the Company or any of its subsidiaries or affiliates from establishing any other forms of incentive or other compensation for Employees.

         6.2 PLAN BINDING ON SUCCESSORS. The Plan will be binding upon the successors and assigns of the Company and any of its subsidiaries or affiliates that adopt the Plan.

         6.3 NUMBER AND GENDER. Whenever used herein, nouns in the singular include the plural where appropriate, and masculine pronouns include the feminine gender.

         6.4 HEADINGS. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

                                    ARTICLE 7

                                   DEFINITIONS


         As used herein with initial capital letters, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         7.1 "Board" means the Board of Directors of the Company.

         7.2 "Code" means the Internal Revenue Code of 1986.

         7.3 "Committee" means the Committee appointed in accordance with
Section 2.2.

         7.4 "Common Stock" means the Common Stock, par value $.01 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed


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into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

         7.5 "Company" means Celebrity, Inc., a Texas corporation.

         7.6 "Effective Date" means August 31, 1992 (the date of the Plan's adoption by the Board and approval by the sole shareholder of the Company).

         7.7 "Employee(s)" means full-time, compensated employee(s) of the Company or of any of its subsidiaries or affiliates that adopt the Plan.

         7.8 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         7.9 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         7.10 "Fair Market Value" means such value as will be determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the NASDAQ National Market or the NASDAQ SmallCap Market, such value will be determined by the Committee on the basis of the last reported sale price for the Common Stock on the date for which such determination is relevant, as reported on the national securities exchange or the NASDAQ National Market or the NASDAQ SmallCap Market, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market, the Committee will make a determination of Fair Market Value on the basis of the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there are no bids or asked quotations on the date for which such determination is relevant, then on the basis of the average of the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.


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         7.11 "Incentive Stock Option" means an Option granted under Article 3.

         7.12 "Nonemployee Director" means any director of the Company who is not an officer of the Company or an Employee.

         7.13 "Nonqualified Stock Option" means an Option granted under Article
4.

         7.14 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

         7.15 "Optionee" means an Employee, Nonemployee Director or advisor to whom an Option has been granted hereunder.

         7.16 "Option Agreement" means an agreement between the Company and an Optionee with respect to one or more Options.

         7.17 "Plan" means the Celebrity, Inc. Amended and Restated Stock Option Plan, as amended from time to time, the terms of which are set forth herein.

         7.18 "Plan Shares" means shares of Common Stock issuable pursuant to the Plan.

         7.19 "Securities Act" means the Securities Act of 1933, as amended.




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